Goodwill, License Cost and Other Intangible Assets - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 8,362
2023	6,255
2024	5,824
2025	5,824
2026	5,824
Thereafter	29,288
Total	$ 61,377	$ 85,493